Equity Method Investment, Net - Schedule of Obligation or Commitment to Provide any Guarantee, Loan or Other Financial Support to the Limited Partnerships (Details) ¥ in Thousands	Dec. 31, 2024 CNY (¥)
Schedule of Obligation or Commitment to Provide Any Guarantee, Loan or Other Financial Support to the Limited Partnerships [Abstract]
Aggregated carrying amount (before impairment loss) of the limited partnerships, ending balance	¥ 410,928
Maximum amount of additional capital commitment, ending balance	278,012
Maximum exposures to the losses of the limited partnerships, ending balance	688,940
Aggregated carrying amount (before impairment loss) of the limited partnerships Balance	357,439
Maximum amount of additional capital commitment Balance	278,012
Maximum exposures to the losses of the limited partnerships Balance	¥ 635,451